UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	April 23, 2010

              Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022
(Address of principal executive offices, including zip code)

           (212) 351-7300
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Hudson Highland Group, Inc. was held on April 23, 2010.  At the meeting, the following matters were submitted to a vote of the stockholders of Hudson Highland Group, Inc.:

(1) To elect two directors to hold office until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified. The final vote with respect to each nominee was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jon F. Chait	18,940,388	1,949,155	3,153,606

Richard J. Stolz	18,975,142	1,914,401	3,153,606

(2) To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit Hudson Highland Group, Inc.’s financial statements for the fiscal year ending December 31, 2010.  The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

24,011,119	30,054	1,976	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: April 28, 2010	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Executive Vice President and
Chief Financial Officer